Supplemental Information

June 30, 2008

Disclaimer

Certain information contained in this release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. Risks and uncertainties associated with our business include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; non-payment or late payment of rent by our tenants; our reliance on two tenants for a significant percentage of our revenue; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; risks associated with acquisitions, including our ability to identify and complete favorable transactions, delays or failures in obtaining third party consents or approvals, the failure to achieve perceived benefits, unexpected costs or liabilities and potential litigation; the ability of our tenants to repay straight-line rent or loans in future periods; the ability of our tenants to obtain and maintain adequate liability and other insurance; our ability to attract new tenants for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our senior notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission, especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q.

Forward-looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.

June 30, 2008— 1

Contents

COMPANY FACT SHEET 3

FINANCIAL RESULTS 4

Consolidated Statement of Operations

Reconciliation of Net Income to Funds From Operations (FFO)

Reconciliation of Net Income to Funds Available for Distribution (FAD)

Reconciliation of Net Income Guidance to Diluted FFO and Diluted FAD Guidance

Consolidated Balance Sheets

Other Assets

Capitalization

Debt Maturities and Debt Composition

Interest and Fixed Charge Coverage

Unconsolidated Joint Venture Financial Statements

Financial Measures Definitions

INVESTMENTS & DISPOSITIONS 20

2nd Quarter 2008 Investments

Year to Date June 30, 2008 Investments

Expected Dispositions

Forward Capital Commitments: Acquisition Obligations, Capital Expenditures & Expansions

Lease Expirations and Mortgage Loans Receivable Principal Payments

PORTFOLIO OVERVIEW 31

Portfolio Summary

Consolidated Portfolio Performance Metrics—Same Store and Total

Tenant Benchmarks

Geographic Benchmarks

Unconsolidated JV Portfolio Performance Metrics

Medical Office Building Portfolio Performance Metrics

Portfolio Performance Measures Definitions

June 30, 2008— 2

Company Fact Sheet

Company Profile

Nationwide Health Properties, Inc. (NHP), incorporated October 1985, is a publicly traded real estate investment trust (REIT) that invests in senior housing facilities, long-term care facilities and medical office buildings throughout the United States. NHP generally acquires real estate and then leases the assets under long-term triple-net master leases to senior housing and long-term care operators and various types of leases to multiple tenants in the case of medical office buildings.

As a REIT specializing in healthcare real estate, NHP provides a focused investment strategy with a well diversified portfolio. NHP employs a conservative, long-term approach to real estate investments with an experienced professional management team having extensive operating, real estate and finance backgrounds.

Investor Highlights

??REIT structure provides opportunity to invest directly in real estate and indirectly in healthcare industry

??Quality healthcare real estate portfolio

??Long-term triple-net master leases with quality operators

??Strong affiliations with premiere hospital systems in growing medical office building markets

??Senior housing care a vital component of U.S. economy

??High dividend yield and high dividend coverage

??Financial stability

??Well positioned to take advantage of investment opportunities and to conservatively grow earnings and dividends

??NHP is one of the few healthcare REITs with investment grade ratings by Moody’s, Standard & Poors and Fitch.

Market Facts as of June 30, 2008

Closing Price Market Capitalization Enterprise Value

$31.49 $3.2 billion $5.0 billion

Dividend & Yield 52 week range Shares & OP Units

$1.76 (5.6%) $22.63 – $37.67 98.1 million

Credit Ratings

S&P BBB-

Moody’s Baa3 (positive outlook) Fitch BBB- (positive outlook)

Our Portfolio as of June 30, 2008

??$4.0 billion in healthcare real estate

??562 properties in 43 states

??259 Assisted and Independent Living

??186 Skilled Nursing

??65 Medical Office Buildings

??17 Other

??1 Assets Held For Sale

??34 Unconsolidated JV Facilities

??Over 80 multi-facility operators

WA (4%)

CA (10%)

TX (14%)

MA (6%)

WI (7%)

June 30, 2008— 3

FINANCIAL RESULTS

June 30, 2008— 4

Consolidated Statement of Operations

In thousands, except per share data

	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007
Revenues:				
Triple-net lease rent	$ 71,529	$ 66,377	$ 141,530	$ 128,923
Medical office building operating rent	15,939	2,810	26,870	5,573
	87,468	69,187	168,400	134,496
Interest and other income	6,549	4,994	11,816	9,265
	94,017	74,181	180,216	143,761
Expenses:				
Interest and amortization of deferred financing costs	25,507	25,165	50,246	47,908
Depreciation and amortization	28,933	21,733	56,360	41,426
General and administrative	6,407	5,796	12,905	11,413
Medical office building operating expenses	6,699	1,779	11,562	3,193
	67,546	54,473	131,073	103,940
Income before minority interests and unconsolidated joint ventures	26,471	19,708	49,143	39,821
Minority interests in net loss of consolidated joint ventures	46	81	55	63
Income from unconsolidated joint ventures	848	477	1,901	695
Gain on sale of facilities to joint ventures, net	-	599	-	599
Income from continuing operations	27,365	20,865	51,099	41,178
Discontinued operations:				
Gain on sale of facilities, net	140,226	61,180	151,092	61,246
Income from discontinued operations	422	5,388	3,278	11,056
	140,648	66,568	154,370	72,302
Net income	168,013	87,433	205,469	113,480
Preferred stock dividends	(2,062)	(3,791)	(4,125)	(7,581)
Income available to common stockholders	$ 165,951	$ 83,642	$ 201,344	$ 105,899
Basic earnings per share (EPS):				
Income from continuing operations	$ 0.26	$ 0.19	$ 0.49	$ 0.38
Discontinued operations	1.46	0.74	1.61	0.81
Income available to common stockholders	$ 1.72	$ 0.93	$ 2.10	$ 1.19
Diluted EPS:				
Income from continuing operations	$ 0.26	$ 0.19	$ 0.49	$ 0.37
Discontinued operations	1.43	0.74	1.59	0.81
Income	$ 1.69	$ 0.93	$ 2.08	$ 1.18
Weighted average shares outstanding for EPS:				
Basic	96,351	89,761	95,813	88,979
Diluted	98,114	90,222	96,949	89,454

Nationwide Health Properties
June 30, 2008— 5

Reconciliation of Net Income to Funds From Operations (FFO)

In thousands, except per share data

Three Months Ended June 30, Six Months Ended June 30,

2008 2007 2008 2007

Net income to FFO:

Net income $168,013 $87,433 $205,469 $113,480

Preferred stock dividends (2,062) (3,791) (4,125) (7,581)

Real estate related depreciation and amortization 28,888 24,283 57,476 46,576

Depreciation in income from unconsolidated joint ventures 1,131 368 2,246 532

Gains on sale of facilities, net (140,226) (61,779) (151,092) (61,845)

FFO available to common stockholders 55,744 46,514 109,974 91,162

Series B preferred dividend add-back 2,062 2,062 4,125 4,125

Diluted FFO $57,806 $48,576 114,099 95,287

Weighted average shares outstanding for FFO:

Diluted weighted average shares outstanding 98,114 90,222 96,949 89,454

Series B preferred stock add-back 4,736 4,704 4,732 4,701

Fully diluted weighted average shares outstanding 102,850 94,926 101,681 94,155

Diluted per share amounts:

FFO $0.56 $0.51 $1.12 $1.01

Dividends declared per common share $0.44 $0.41 $0.88 $0.82

FFO payout ratio 79% 80% 79% 81%

FFO coverage 1.27 1.24 1.27 1.23

See Financial Measures Definitions

June 30, 2008— 6

Reconciliation of Net Income to Funds Available for Distribution (FAD)

In thousands, except per share data

	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007
Net income to FAD:				
Net income	$ 168,013	$ 87,433	$ 205,469	$ 113,480
Preferred stock dividends	(2,062)	(3,791)	(4,125)	(7,581)
Real estate related depreciation and amortization	28,888	24,283	57,476	46,576
Gains on sale of facilities, net	(140,226)	(61,779)	(151,092)	(61,845)
Straight-lined rent	(2,759)	(761)	(5,597)	(1,698)
Amortization of above and below market lease intangibles	(150)	10	(274)	47
Non-cash stock-based compensation expense	1,440	1,218	2,771	2,238
Deferred finance cost amortization	777	695	1,524	1,382
Lease commissions and tenant and capital improvements	(1,047)	(320)	(1,894)	(933)
NHP's share of FAD reconciling items from unconsolidated joint ventures:				
Real estate related depreciation and amortization	1,131	368	2,246	532
Deferred finance cost amortization	23	4	42	4
FAD available to common stockholders	54,028	47,360	106,546	92,202
Series B preferred dividend add-back	2,062	2,062	4,125	4,125
Diluted FAD	$ 56,090	$ 49,422	110,671	96,327
Weighted average shares outstanding for FAD:				
Weighted average shares outstanding	98,114	90,222	96,949	89,454
Series B preferred stock add-back	4,736	4,704	4,732	4,701
Fully diluted weighted average shares outstanding	102,850	94,926	101,681	94,155
Diluted per share amounts:				
FAD	$ 0.55	$ 0.52	$ 1.09	$ 1.02
Dividends declared per common share	$ 0.44	$ 0.41	$ 0.88	$ 0.82
FAD payout ratio	80%	79%	81%	80%
FAD coverage	1.25	1.27	1.24	1.24

Nationwide Health Properties See Financial Measures Definitions

June 30, 2008— 7

Reconciliation of 2008 Net Income Guidance to Diluted FFO and Diluted FAD Guidance

All amounts on a per share basis

Low High

Net Income Guidance $2.53 $2.57

Real estate related depreciation and amortization 1.24 1.24

Less: gains on sale (1.56) (1.56)

Dilution from convertible preferred stock (0.02) (0.02)

Diluted FFO Guidance 2.19 2.23

Straight-lined rent (0.11) (0.11)

Non-cash stock-based compensation expense 0.05 0.05

Deferred finance cost amortization 0.03 0.03

Lease commissions and tenant and capital improvements (0.05) (0.05)

Diluted FAD Guidance $2.11 $2.15

See Financial Measures Definitions

June 30, 2008— 8

Consolidated Balance Sheets

In thousands

June 30, 2008 December 31, 2007

Assets

Real estate related investments:

Land $299,080 $301,100

Buildings and improvements 2,930,340 2,896,876

3,229,420 3,197,976

Less accumulated depreciation (436,823) (410,865)

Net real estate 2,792,597 2,787,111

Mortgage loans receivable, net 119,149 121,694

Investment in unconsolidated joint ventures 51,445 52,637

Net real estate related investments 2,963,191 2,961,442

Cash and cash equivalents 130,106 19,407

Receivables, net 5,361 3,808

Assets held for sale 2,597 -

Other assets 283,320 159,696

Total assets $3,384,575 $3,144,353

Liabilities and Stockholders’ Equity

Unsecured senior credit facility $- $41,000

Senior notes due 2008—2038 1,156,500 1,166,500

Notes and bonds payable 386,314 340,150

Accounts payable and accrued liabilities 133,634 107,844

Total liabilities 1,676,448 1,655,494

Minority interests 52,871 6,166

Stockholders’ equity:

Series B convertible preferred stock 106,410 106,445

Common stock 9,660 9,481

Capital in excess of par value 1,621,224 1,565,249

Cumulative net income 1,494,220 1,288,751

Accumulated other comprehensive income 2,320 2,561

Cumulative dividends (1,578,578) (1,489,794)

Total stockholders’ equity 1,655,256 1,482,693

Total liabilities and stockholders’ equity $3,384,575 $3,144,353

June 30, 2008— 9

Other Assets

In thousands

June 30, 2008 December 31, 2007

Other receivables, net $99,656 $34,379

Straight-line rent receivables, net 16,068 10,727

Deferred financing costs 16,003 17,927

Capitalized lease and loan origination costs 2,212 2,307

Intangible lease assets 110,738 58,481

Investement and restricted funds 17,244 18,024

Prepaid ground leases 10,336 10,431

Other 11,063 7,420

$283,320 $159,696

March 31, 2008— 10

Capitalization

In thousands, except stock prices and ratios

	Shares	Price	June 30, 2008	Shares	Price	December 31, 2007
Debt						
Unsecured senior credit facility			$ -			$ 41,000
Senior notes			1,156,500			1,166,500
Notes and bonds payable			386,314			340,150
Consolidated debt			1,542,814			1,547,650
NHP's share of unconsolidated debt			81,160			79,234
Total debt			$ 1,623,974			$ 1,626,884
Book Capitalization						
Consolidated debt			$ 1,542,814			$ 1,547,650
Minority interests			52,871			6,166
Total stockholders' equity			1,655,256			1,482,693
Consolidated book capitalization			3,250,941			3,036,509
Accumulated depreciation and amortization			436,823			410,865
Consolidated undepreciated book capitalization			3,687,764			3,447,374
NHP's share of unconsolidated debt			81,160			79,234
NHP's share of unconsolidated depreciation and amortization			3,949			1,703
Total undepreciated book capitalization			$ 3,772,873			$ 3,528,311
Enterprise Value						
Common stock	96,605	$ 31.49	$ 3,042,086	94,806	$ 31.37	$ 2,974,057
Limited partnership units	1,471	$ 31.49	46,314	-	$ -	-
Series B preferred stock	1,064	$ 148.00	157,487	1,064	$ 140.00	149,023
Consolidated market equity capitalization			3,245,887			3,123,080
Consolidated debt			1,542,814			1,547,650
Consolidated enterprise value			4,788,701			4,670,730
NHP's share of unconsolidated debt			81,160			79,234
Total enterprise value			$ 4,869,861			$ 4,749,964
Leverage Ratios						
Consolidated debt to consolidated undepreciated book capitalization			41.8%			44.9%
Total debt to total undepreciated book capitalization			43.0%			46.1%
Consolidated debt to consolidated enterprise value			32.2%			33.1%
Total debt to total enterprise value			33.3%			34.3%

Nationwide Health Properties
June 30, 2008— 11

Capitalization (2)

Based on total debt including NHP’s share of unconsolidated joint venture

Undepreciated Book Basis

57% Equity

43% Debt

Enterprise Value

67% Equity

33% Debt

Debt Composition

29%

71%

Secured Unsecured

4%

96%

Variable Fixed

June 30, 2008— 12

Debt Maturities and Debt Composition

In thousands

Debt Maturities

Credit Facility Senior Notes Notes and Bonds Consolidated Debt NHP’s Share of Unconsolidated Debt Total Debt

Period Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate

Q3 2008 $- — $40,000 (1) 6.6% $- — $40,000 6.6% $- — $40,000 6.6%

Q4 2008 —— 33,500 (2) 7.6% —— 33,500 7.6% —— 33,500 7.6%

2009 —— 87,000 (3) 7.8% 39,051 6.6% 126,051 7.4% —— 126,051 7.4%

2010 ———— 72,142 5.9% 72,142 5.9% —— 72,142 5.9%

2011 —— 350,000 6.5% 5,222 7.7% 355,222 6.5% —— 355,222 6.5%

2012 —— 96,000 8.3% 46,337 7.2% 142,337 7.9% 14,000 6.0% 156,337 7.7%

2013 —— 300,000 6.3% 40,941 6.0% 340,941 6.2% —— 340,941 6.2%

2014 ———— 22,891 6.0% 22,891 6.0% 25,616 5.8% 48,507 5.9%

2015 —— 250,000 6.0% 52,869 5.7% 302,869 5.9% 34,028 5.9% 336,897 5.9%

2016 ———— 21,475 5.9% 21,475 5.9% —— 21,475 5.9%

2017 ———— 104 5.0% 104 5.0% —— 104 5.0%

2018 ———— 7,800 6.1% 7,800 6.1% —— 7,800 6.1%

Thereafter ———— 77,482 4.8% 77,482 4.8% 7,516 6.9% 84,998 5.0%

Total $- — $1,156,500 6.6% $386,314 5.9% $1,542,814 6.4% $81,160 6.0% $1,623,974 6.4%

Weighted average

maturity in years — 4.0 8.0 5.0 7.4 5.1

Debt Composition

June 30, 2008 December 31, 2007

Principal Rate % of Total Principal Rate % of Total

Fixed rate debt

Senior notes $1,156,500 6.6% 71.2% $1,166,500 6.6% 71.7%

Notes and bonds 324,031 6.1% 20.0% 277,930 6.3% 17.1%

NHP’s share of unconsolidated debt 81,160 6.0% 5.0% 79,234 6.0% 4.9%

Total fixed rate debt 1,561,691 6.5% 96.2% 1,523,664 6.5% 93.7%

Variable rate debt

Credit facility ——— 41,000 5.5% 2.5%

Notes and bonds 62,283 5.1% 3.8% 62,220 5.7% 3.8%

Total variable rate debt 62,283 5.1% 3.8% 103,220 5.6% 6.3%

Total debt $1,623,974 6.4% 100.0% $1,626,884 6.5% 100.0%

(1) Notes putable July of 2008, 2013, 2018, 2023 and 2028 with a final maturity in 2038 (2) Notes putable November of 2008, 2013, 2018 and 2023 with a final maturity in 2028

(3)	Includes $55 million of notes putable October of 2009, 2012, 2017 and 2027 with a final maturity in 2037

June 30, 2008— 13

Interest and Fixed Charge Coverage

In thousands

Three Months Ended June 30, Six Months Ended June 30,

2008 2007 2008 2007

Reconciliation of Net Income to EBITDA:

Net income $168,013 $87,433 $205,469 $113,480

Interest and amortization of deferred financing costs in continuing operations 25,507 25,165 50,246 47,908

Interest and amortization of deferred financing costs in discontinued operations 6 1,110 1,004 2,189

Depreciation and amortization in continuing operations 28,933 21,733 56,360 41,426

Depreciation and amortization in discontinued operations 80 2,660 1,366 5,368

Consolidated EBITDA 222,539 138,101 314,445 210,371

NHP’s share of EBITDA reconciling items from unconsolidated joint ventures:

Interest and amortization of deferred financing costs 1,247 342 2,460 342

Depreciation and amortization 1,131 368 2,246 532

Total EBITDA 224,917 138,811 319,151 211,245

Gains on sale of facilities, net (140,226) (61,779) (151,092) (61,845)

Adjusted Total EBITDA $84,691 $77,032 $168,059 $149,400

Adjusted Consolidated EBITDA $82,313 $76,322 $163,353 $148,526

Interest Expense:

Consolidated interest expense (including discontinued operations) $24,737 $25,580 $49,726 $48,715

NHP’s share of interest expense from unconsolidated joint ventures 1,223 337 2,418 337

Total interest expense 25,960 25,917 52,144 49,052

Fixed Charges:

Consolidated interest expense (including discontinued operations) $24,737 $25,580 $49,726 $48,715

Preferred stock dividends 2,062 3,791 4,125 7,581

Consolidated fixed charges 26,799 29,371 53,851 56,296

NHP’s share of interest expense from unconsolidated joint ventures 1,223 337 2,418 337

Total fixed charges $28,022 $29,708 $56,269 $56,633

Consolidated Adjusted Interest Coverage Ratio 3.33 2.98 3.29 3.05

Total Adjusted Interest Coverage Ratio 3.26 2.97 3.22 3.05

Consolidated Adjusted Fixed Charge Coverage Ratio 3.07 2.60 3.03 2.64

Total Adjusted Fixed Charge Coverage Ratio 3.02 2.59 2.99 2.64

June 30, 2008— 14

Unconsolidated Joint Venture Financial Statements

In thousands

Balance Sheet

June 30, 2008 December 31, 2007

Assets

Land $35,042 $35,042

Buildings and improvements 501,018 496,188

Gross real estate 536,060 531,230

Accumulated depreciation (15,795) (6,811)

Net real estate 520,265 524,419

Cash 4,301 3,689

Receivables — -

Other assets 6,261 2,825

Total assets $530,827 $530,933

Liabilities and equity

Notes payable $324,641 $316,935

Accounts payable and accrued liabilities 3,285 3,461

Total liabilities 327,926 320,396

Equity contributions 225,920 215,970

Retained earnings 2,288 1,761

Distributions (25,819) (7,194)

Other comprehensive income 512 -

Total equity 202,901 210,537

Total liabilities and equity $530,827 $530,933

NHP’s investment in joint venture $50,610 (1) $52,637

(1)	Excludes NHP’s investment in PMB Real Estate Services LLC

(“PMBRES”). NHP’s investment in PMBRES was $835,000 at June 30, 2008.

June 30, 2008— 15

Unconsolidated Joint Venture Financial Statements (2)

Income Statement

Three Months Ended June 30, Six Months Ended June 30,

2008 2007 2008 2007

Revenues

Rent $11,263 $3,824 $22,490 $5,000

Interest and other income 17 10 44 12

Total revenues 11,280 3,834 22,534 5,012

Expenses

Interest and amortization of deferred finance costs 4,987 1,366 9,841 1,366

Depreciation and amortization 4,524 1,472 8,984 2,127

General and administrative* 1,625 492 3,182 564

Total expenses 11,136 3,330 22,007 4,057

Net income $144 $504 $527 $955

NHP Income and FFO from Joint Venture

Share of net income—25% $38 $126 $134 $239

Management fee* 975 351 1,932 456

Income from joint venture (1) 1,013 477 2,066 695

Share of depreciation—25% 1,131 368 2,246 532

FFO from joint venture $2,144 $845 $4,312 $1,227

*	NHP’s management fee is included in the joint venture’s general and administrative expense

(1) Excludes NHP’s loss from PMBRES NHP’s share of the loss from PMBRES was $165,000 for the three and six months ended June 30, 2008.

June 30, 2008— 16

Financial Measures Definitions

Adjusted EBITDA:

We believe that adjusted EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of the Adjusted Interest Coverage Ratio and the Adjusted Fixed Charge Coverage Ratio and we present it solely for the purpose of being used in those calculations. Adjusted EBITDA is calculated by adding back any gains and losses on the sale of real estate and any impairments to EBITDA for a given period. We believe adjusted EBITDA is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations. However, the methodology for calculating it makes net income the most directly comparable GAAP measure. As such, we believe investors should consider adjusted EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations. The usefulness of adjusted EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments. Adjusted EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not considered as an alternative to either of those measures. Our calculation of Adjusted EBITDA may not be comparable to similar measures reported by other companies.

Adjusted Fixed Charge Coverage Ratio:

We believe that the adjusted fixed charge coverage ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest and preferred dividend payment obligations and allows investors to compare interest and dividend paying capabilities among different companies. We calculate the adjusted fixed charge coverage ratio by dividing Adjusted EBITDA by Fixed Charges. In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the components Adjusted EBITDA and Fixed Charges. Our calculation of the adjusted fixed charge coverage ratio should not be considered an alternative to the ratio of earnings to fixed charges as defined by Item 503(d) of Regulation S-K and it may not be comparable to similar ratios reported by other companies.

Adjusted Interest Coverage Ratio:

We believe that the adjusted interest coverage ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest payment obligations and allows investors to compare interest paying capabilities among different companies. We calculate the adjusted interest coverage ratio by dividing Adjusted EBITDA by interest expense (including capitalized interest, if any). In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the component Adjusted EBITDA. Our calculations of the adjusted interest coverage ratio may not be comparable to similar ratios reported by other companies.

EBITDA:

We believe that EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of Adjusted EBITDA which is in turn used in the calculation of the Adjusted Interest Coverage Ratio and the Adjusted Fixed Charge Coverage Ratio and we present it solely for the purpose of being used in those calculations. EBITDA is calculated by adding interest, taxes, depreciation and amortization to net income. The real estate industry uses EBITDA as a non-GAAP measure of both operating performance and liquidity. We believe it is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations. However, the methodology for calculating it makes net income the most directly comparable GAAP measure. As such, we believe investors should consider EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations. The usefulness of EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments. EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not considered as an alternative to either of those measures. Our calculation of EBITDA may not be comparable to similar measures reported by other companies.

June 30, 2008— 17

Financial Measures Definitions (2)

FAD Payout Ratio and FFO Coverage:

The FAD payout ratio is calculated by dividing the common dividend per share by diluted FAD per share for any given period. FAD coverage is calculated by dividing diluted FAD per share by the common dividend per share for any given period. We believe that both of these amounts are important supplemental liquidity measures that enable investors to compare dividend security among REITs.

Fixed Charges:

Fixed charges is a measure of the total interest and preferred stock dividend obligations of a company. It is calculated by adding interest expense (including capitalized interest, if any) and preferred stock dividends for any given period and is utilized in calculating the Adjusted Fixed Charge Coverage Ratio. It’s usefulness is limited as, among other things, it does not include required principal payments or any other contractual obligations a company may have. Our calculation of fixed charges should not be considered an alternative to fixed charges as defined by Item 503(d) of Regulation S-K and it may not be comparable to fixed charges reported by other companies.

Funds Available for Distribution (“FAD”):

While net income and its related per share amounts as defined by generally accepted accounting principles (“GAAP”) are the most appropriate earnings measures, we believe that FAD and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time. However, real estate values have historically risen and fallen based on various market conditions and other factors. FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time. FAD was developed as a supplemental measure of operating performance primarily to exclude non-cash revenues and expenses that are included in FFO. FAD is defined as net income (computed in accordance with GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization, plus or minus straight-lined rent (plus cash in excess of rent or minus rent in excess of cash), plus or minus amortization of above or below market lease intangibles, plus non-cash stock based compensation, plus deferred finance cost amortization plus any impairments minus lease commissions, tenant improvements and capital improvements paid. The same adjustments are made to reflect our share of these same items from unconsolidated joint ventures. We believe that the use of FAD and its related per share amounts and FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a more comprehensive understanding of the operating results of a real estate investment trust (“REIT”) and enables investors to compare the operating results between REITs without having to account for differences caused by different depreciation assumptions and different non-cash revenues and expenses. Additionally, FAD is widely used by industry analysts as a measure of operating performance for equity REITs. FAD does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance. Our calculations of FAD may not be comparable to FAD reported by other REITs or analysts that define it differently than we do.

Funds from Operations (“FFO”):

While net income and its related per share amounts as defined by generally accepted accounting principles (“GAAP”) are the most appropriate earnings measures, we believe that FFO and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time. However, real estate values have historically risen and fallen based on various market conditions and other factors. FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time. We calculate FFO in accordance with the National Association of Real Estate Investment Trusts’ definition. FFO is defined as net income (computed in accordance with GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization. The same adjustments are made to reflect our share of gains and losses from the sale of real estate and real estate related depreciation and amortization from unconsolidated joint ventures. We believe that the use of FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a

June 30, 2008— 18

Financial Measures Definitions (3)

more comprehensive understanding of the operating results of a real estate investment trust (“REIT”) and enables investors to compare the operating results between REITs without having to account for differences caused by different depreciation assumptions. Additionally, FFO is widely used by industry analysts as a measure of operating performance for equity REITs. FFO does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance. Our calculations of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the NAREIT definition or that interpret that definition differently than we do.

Gross Investment:

We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets. Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.

Normalized FAD:

Normalized FAD excludes from FAD any material one-time items reflected in the financial statements for a given period.

Normalized FFO:

The NAREIT definition of FFO doesn’t exclude impairments of assets. We believe that impairments are equivalent to losses on sale that are taken early due to the current requirements of GAAP, therefore we generally present Normalized FFO, which excludes impairments, for any period where our net income includes an impairment. We also exclude any material one-time items reflected in the financial statements for a given period.

June 30, 2008— 19

INVESTMENTS & DISPOSITIONS

June 30, 2008— 20

2nd Quarter 2008 Investments

Gross investment in thousands

	Facilities	Number of Beds/Units/	Square Feet	Average Age	Gross Investment	Investment Per Bed/Unit Square Foot	Initial Yield
Owned Facilities							
Assisted and independent living facilities	1	203		44	$ 20,000	$ 99,000	8.4%
Skilled nursing facilities	6	514		26	23,000	$ 45,000	9.2%
Total senior housing and long-term care	7	717		31	43,000	$ 60,000	8.8%
Medical office buildings	8		527,505	9	198,000	$ 375	6.2%
Total acquisitions	15	717	527,505		241,000		6.6%
Capital expenditures	-	-	-		8,000		
Total investments	15	717	527,505		249,000		
Loans							
Skilled nursing facilities	1	130		35	7,000	$ 54,000	10.0%
Total senior housing and long-term care	1	130		35	7,000	$ 54,000	10.0%
Other loans	-	-			2,000		14.0%
Total loans	1	130		35	9,000		11.1%
Total Consolidated							
Assisted and independent living facilities	1	203		44	20,000	$ 99,000	8.4%
Skilled nursing facilities	7	644		27	30,000	$ 47,000	9.4%
Total senior housing and long-term care	8	847		31	50,000	$ 59,000	9.0%
Other loans					2,000		14.0%
Medical office buildings	8		527,505	9	198,000	$ 375	6.2%
Total acquisitions	16	847	527,505		250,000		6.8%
Capital expenditures	-	-			8,000		
Total investments	16	847	527,505		258,000		
Unconsolidated Joint Venture							
Capital expenditures	-	-			3,000		
Total investments	-	-			3,000		
Total Investments							
Assisted and independent living facilities	1	203		44	20,000	$ 99,000	8.4%
Skilled nursing facilities	6	514		27	23,000	$ 45,000	9.2%
Total senior housing and long-term care	7	717		32	43,000	$ 60,000	8.8%
Medical office buildings	8	-	527,505	9	198,000	$ 375	6.2%
Total real estate acquisitions	15	717	527,505		241,000		6.6%
Total loans	1	130		35	9,000		11.1%
Total acquisitions	16	847	527,505		250,000		6.8%
Capital expenditures	-	-			11,000		
Total investments	16	847	527,505		$ 261,000		

Nationwide Health Properties

June 30, 2008— 21

MOB ACQUISITION | Pacific Medical Buildings California MOBs (April 2008)

Location California

Key Stats Purchase Price: $137M Average Age: 9 years

Price per SQFT: $392 No. of Facilities: 6

Lease: Multi-Tenant Facility Type: MOB

Rentable Square Feet: 337,983

Occupancy: 95.2%

June 30, 2008— 22

MOB ACQUISITION | Pacific Medical Buildings Nevada MOB (May 2008)

Location Nevada

Key Stats Purchase Price: $28M Average Age: 7 years

Price per SQFT: $316 No. of Facilities: 1

Lease: Multi-Tenant Facility Type: MOB

Rentable Square Feet: 84,666

Occupancy: 90.1%

June 30, 2008— 23

MOB ACQUISITION | Pacific Medical Buildings Oregon MOB (June 2008)

Location Oregon

Key Stats Purchase Price: $33M Average Age: 5 years

Price per SQFT: $315 No. of Facilities: 1

Lease: Multi-Tenant Facility Type: MOB

Rentable Square Feet: 104,856

Occupancy: 92.7%

June 30, 2008— 24

ALF ACQUISITION | Tennessee (April 2008)

Portfolio Location Tennessee

Key Stats Purchase Price: $20M No. of Facilities: 1

Price per unit ($000s): $99 Facility Type: ALF

Lease: Triple-Net, NHP # of units: 203

Ownership: 100% NHP EBITDARM Coverage: 1.4x

Occupancy: 93%

June 30, 2008— 25

SNF ACQUISITION | Indiana Portfolio (June 2008)

Portfolio Location Indiana

Key Stats Purchase Price: $23M No. of Facilities: 6

Price per Unit ($000s): $45 Facility Type: SNF

Lease: Triple-Net, NHP # of beds: 514

Ownership: 100% NHP EBITDARM coverage: 2.0x

Occupancy: 82%

June 30, 2008— 26

Year to Date June 30, 2008 Investments

Gross investment in thousands

	Facilities	Number of Beds/Units	Building Square Feet	Average Age	Gross Investment	Investment Per Bed/Unit Square Foot	Initial Yield
Owned Facilities							
Assisted and independent living facilities	15	418		27	$ 42,000	$ 100,000	8.8%
Skilled nursing facilities	6	514		26	23,000	$ 45,000	9.2%
Total senior housing and long-term care	21	932		26	65,000	$ 70,000	8.9%
Medical office buildings	9	-	555,662	9	200,000	$ 360	6.2%
Total acquisitions	30	932	555,662		265,000		6.9%
Capital expenditures	-	-	-		17,000		
Total investments	30	932	555,662		282,000		
Loans							
Skilled nursing facilities	1	130		35	7,000	$ 54,000	10.0%
Total senior housing and long-term care	1	130		35	7,000	$ 54,000	10.0%
Other loans	-	-			32,000		7.8%
Total loans	1	130		35	39,000		8.2%
Total Consolidated							
Assisted and independent living facilities	15	418		27	42,000	$ 100,000	8.9%
Skilled nursing facilities	7	644		27	30,000	$ 47,000	9.4%
Total senior housing and long-term care	22	1,062		27	72,000	$ 68,000	9.1%
Other loans					32,000		7.8%
Medical office buildings	9	-	555,662	9	200,000	$ 360	6.2%
Total acquisitions	31	1,062	555,662		304,000		7.1%
Capital expenditures	-	-	-		17,000		
Total investments	31	1,062	555,662		321,000		
Unconsolidated Joint Venture							
Capital expenditures	-	-			5,000		
Total investments	-	-			5,000		
Total Investments							
Assisted and independent living facilities	15	418		27	42,000	$ 100,000	8.8%
Skilled nursing facilities	6	514		27	23,000	$ 45,000	9.2%
Total senior housing and long-term care	21	932		27	65,000	$ 70,000	8.9%
Medical office buildings	9	-	555,662	9	200,000	$ 360	6.2%
Total real estate acquisitions	30	932	555,662		265,000		6.9%
Total loans	1	130	-	35	39,000		8.2%
Total acquisitions	31	1,062	555,662		304,000		7.1%
Capital expenditures	-	-	-		22,000		
Total investments	31	1,062	555,662		$ 326,000		

Nationwide Health Properties

June 30, 2008— 27

Expected Dispositions

	Actual Revenue	Full Year Revenue	Gross Proceeds	Gain	Investment Required at 8.5% Assumed Yield	% Financing From Proceeds
Through June 30, 2008						
Purchase options	$ 1,891,000	$ 2,131,000	$ 23,722,000	$ 14,314,000	$ 25,071,000	95%
Loan payoffs	954,000	1,023,000	9,035,000	89,000	12,035,000	75%
Asset Recycling	384,000	1,469,000	4,500,000	1,736,000	17,282,000	26%
Lease Restructuring	52,000	125,000		-	1,471,000	
Strategic asset sales	13,601,000	18,134,000	305,000,000	134,583,000	213,341,000	143%
	$ 16,882,000	$ 22,882,000	$ 342,257,000	$ 150,722,000	$ 269,200,000	127%
Projected for the Remainder of 2008						
Certain **[A]**						
Purchase options	$ 340,000	$ 1,052,000	$ 8,647,000	$ 4,027,000	$ 12,376,000	70%
Total certain	$ 340,000	$ 1,052,000	$ 8,647,000	$ 4,027,000	$ 12,376,000	70%
High **[B]**						
Purchase options	$ 452,000	$ 2,026,000	$ 20,250,000	$ 7,276,000	$ 23,835,000	85%
Loan payoffs*	665,000	2,684,000	23,080,000	9,902,000	31,576,000	73%
Lease restructuring	192,000	240,000	-	-	2,824,000	
Total high	$ 1,309,000	$ 4,950,000	$ 43,330,000	$ 17,178,000	$ 58,235,000	74%
Total Actual & Projected 2008						
Total actual	$ 16,882,000	$ 22,882,000	$ 342,257,000	$ 150,722,000	$ 269,200,000	127%
Total certain	340,000	1,052,000	8,647,000	4,027,000	12,376,000	70%
Total high	1,309,000	4,950,000	43,330,000	17,178,000	58,235,000	74%
	$ 18,531,000	$ 28,884,000	$ 394,234,000	$ 171,927,000	$ 339,811,000	116%

*The gain on the loan payoff represents the gain deferred at the time we financed the sale of the facilities

[A] Projected dispositions categorized as "Certain" represent items where NHP received written notice from the tenant or entered into agreements related to the facilities

[B] Projected dispositions categorized as "High" represent items where NHP estimates a high probability of disposition based on an analysis of facility performance, the tenant's financial condition and current financing options available

Nationwide Health Properties
June 30, 2008— 28

Forward Capital Commitments | Acquisition Obligations, Capital Expenditures & Expansions

Operator/Manager	Est. Take Down	Beds/Units/SQFT	Property Type	Amount ($000s)	Est. NOI ($000s)	Initial Yield
NHP Consolidated Acquisition Obligations						
PMB - Chula Vista, CA	Nov 2008	67,000	MOB	$ 22,738	$ 1,429	6.3%
PMB - Reno, NV	Nov 2008	60,953	MOB	$ 16,808	$ 1,056	6.3%
PMB - Poway, CA	Dec 2008	172,000	MOB	$ 90,095	$ 5,264	5.8%
PMB - Mission Viejo, CA	Dec 2008	136,732	MOB	$ 96,080	$ 5,606	5.8%
PMB - Honolulu, HI	Dec 2008	92,650	MOB	$ 28,281	$ 1,975	7.0%
2008 Total				**$ 254,001**	**$ 15,330**	**6.0%**
PMB - Reno, NV	Apr 2009	91,937	MOB	$ 21,684	$ 1,375	6.3%
PMB - Burbank, CA	Jul 2009	93,772	MOB	$ 58,231	$ 3,399	5.8%
PMB - Orange, CA	Jul 2009	125,970	MOB	$ 86,470	$ 5,035	5.8%
PMB - Pomona, CA	Sep 2009	70,000	MOB	$ 37,500	$ 2,625	7.0%
PMB - Pasadena, CA	Jan 2010	183,652	MOB	$ 104,547	$ 6,093	5.8%
PMB - Gilbert, AZ	Jun 2010	63,973	MOB	$ 24,355	$ 1,463	6.0%
Willowcreek - Hillsboro, OR	Jun 2014	230	ALF	$ 59,000	$ 4,720	8.0%
Remaining Total				**$ 391,787**	**$ 24,710**	**6.3%**
NHP Consolidated Total Acquisition Obligations				**$ 645,788**	**$ 40,040**	**6.2%**

	Original Commitment	Amount Funded through 6/30/2008	Remaining Commitment	Additional NOI	Avg. Yield on Funded Amount
Expansion, Renovation & Capital Expenditures					
NHP Consolidated	$ 178,392	$ 40,111	$ 138,281	$ 3,530	8.8%
Unconsolidated Joint Venture	$ 23,917	$ 4,110	$ 19,808	$ 339	8.3%
Combined Expansion, Renovation & Capex Total	**$ 202,309**	**$ 44,221**	**$ 158,088**	**$ 3,869**	**8.7%**

Nationwide Health Properties
June 30, 2008— 29

Lease Expirations and Mortgage Loans Receivable Principal Payments

Dollars in thousands

	Consolidated Lease Expirations										
	Assisted and Independent		Skilled Nursing		Continuing Care		Other Triple Net		Consolidated Triple-Net		
Year	Minimum Rent	Number of Facilities	Minimum Rent	Number of Facilities	Minimum Rent	Number of Facilities	Minimum Rent	Number of Facilities	Minimum Rent	Percent of Total	Number of Facilities
2008	$ -	-	$ 1,168	2	$ -	-	$ -	-	$ 1,168	1%	2
2009	343	6	3,503	7	-	-	-	-	3,846	2%	13
2010	4,575	6	8,322	18	551	1	-	-	13,448	5%	25
2011	-	-	8,611	21	-	-	-	-	8,611	3%	21
2012	7,586	8	3,255	7	1,511	1	1,800	1	14,152	5%	17
2013	11,499	11	2,418	5	363	1	-	-	14,280	5%	17
2014	8,346	12	1,077	3	4,872	3	-	-	14,295	6%	18
2015	1,756	4	3,627	5	-	-	3,152	1	8,535	3%	10
2016	10,614	10	15,724	32	-	-	2,505	5	28,843	11%	47
2017	2,510	9	5,029	15	-	-	1,863	1	9,402	4%	25
Thereafter	108,381	184	29,793	52	4,103	4	2,221	5	144,498	55%	245
	$ 155,610	250	$ 82,527	167	$ 11,400	10	$ 11,541	13	$ 261,078	100%	440

	Unconsolidated JV Lease Expirations									Mortgage Loans Receivable		
	Assisted and Independent		Skilled Nursing		Continuing Care		Total JV			Consolidated		
Year	Minimum Rent	Number of Facilities	Minimum Rent	Number of Facilities	Minimum Rent	Number of Facilities	Minimum Rent	Percent of Total	Number of Facilities	Principal Payments	Percent of Total	Number of Facilities
2008	$ -	-	$ -	-	$ -	-	$ -	-	-	$ 28,893	20%	7
2009	-	-	-	-	-	-	-	-	-	39,597	28%	11
2010	-	-	-	-	-	-	-	-	-	14,745	10%	3
2011	-	-	-	-	-	-	-	-	-	658	1%	-
2012	5,643	6	-	-	-	-	5,643	13%	6	715	1%	-
2013	-	-	-	-	-	-	-	-	-	16,027	11%	1
2014	-	-	-	-	-	-	-	-	-	842	1%	-
2015	-	-	-	-	-	-	-	-	-	3,036	2%	1
2016	1,262	1	-	-	-	-	1,262	3%	1	9,758	7%	2
2017	-	-	-	-	-	-	-	-	-	578	0%	-
Thereafter	13,316	12	20,928	14	2,480	1	36,724	84%	27	27,579	19%	4
	$ 20,221	19	$ 20,928	14	$ 2,480	1	$ 43,629	100%	34	$ 142,428	100%	29

Nationwide Health Properties
June 30, 2008— 30

PORTFOLIO OVERVIEW

June 30, 2008— 31

Portfolio Summary

Gross investment, NOI and security deposits in thousands

Number of Facilities Number of Beds/Units Building Square Feet Gross Investment Investment Per Bed/Unit/ Square Foot Percentage of Investment by Category NOI Percentage of NOI by Category

Owned Facilities

Assisted and independent living facilities 250 17,778 $1,700,744 $96,000 49% $85,405 51%

Skilled nursing facilities 166 18,444 865,161 $47,000 25% 43,955 26%

Continuing care retirement communities 10 1,952 124,792 $64,000 4% 6,076 4%

Specialty hospitals 7 303 72,589 $240,000 2% 4,019 2%

Total senior housing and long-term care 433 38,477 2,763,286 $72,000 80% 139,455 83%

Triple-net medical office buildings 6 266,483 55,396 $208 2% 2,075 1%

Total triple-net 439 38,477 266,483 2,818,682 82% 141,530 84%

Multi-tenant medical office buildings 59 2,670,198 528,955 $198 15% 15,308 9%

Total owned 498 38,477 2,936,681 3,347,637 97% 156,838 93%

Mortgage Loans Receivable

Assisted and independent living facilities 9 668 47,555 $71,000 1% 2,823 2%

Skilled nursing facilities 20 2,805 62,483 $22,000 2% 3,896 2%

Continuing care retirement communities — 180 9,111 $51,000 0% 366 0%

Total mortgage loans receivable 29 3,653 119,149 $33,000 3% 7,085 4%

Other Income 4,731 3%

Assets Held for Sale 1 130 2,597 0%

Total Consolidated Portfolio 528 42,260 2,936,681 $3,469,383 100% $168,654 100%

Consolidated Portfolio by Type

Assisted and independent living facilities 259 18,446 $1,748,299 $95,000 50% $88,228 52%

Skilled nursing facilities 186 21,249 927,644 $44,000 27% 47,851 28%

Continuing care retirement communities 10 2,132 133,903 $63,000 4% 6,442 4%

Specialty hospitals 7 303 72,589 $240,000 2% 4,019 2%

Total senior housing and long-term care 462 42,130 2,882,435 $68,000 83% 146,540 86%

Medical office buildings 65 2,936,681 584,351 $199 17% 17,383 10%

Total owned and mortgage loans receivable 527 42,130 2,936,681 3,466,786 100% 163,923 96%

Other income 4,731 3%

Assets held for sale 1 130 2,597 0%

Total consolidated 528 42,260 2,936,681 3,469,383 100% 168,654 100%

Unconsolidated JV Ownership

Assisted and independent living facilities 19 1,806 252,247 $140,000 47% 10,622 47%

Skilled nursing facilities 14 1,884 254,143 $135,000 47% 10,626 47%

Continuing care retirement communities 1 148 29,670 $200,000 6% 1,242 6%

Total JV owned 34 3,838 536,060 $140,000 100% 22,490 100%

Other income 44 0%

Total JV 22,534 100%

Total Portfolio 562 46,098 2,936,681 $4,005,443 $191,188

*	Multi-tenant medical office building gross investment includes $118,217 of amounts classified as other assets

Triple-Net Leased Security Information

Security Deposits Percentage with Impounds

Consolidated JV Consolidated JV

Owned Mortgages Total Owned Owned Mortgages Total Owned

Bank letters of credit $54,104 $2,584 $56,688 $9,900 Master leases 84% 100%

Cash deposits 24,214 850 25,064 81 Property tax 68% 45% 67% 74%

$78,318 $3,434 $81,752 $9,981 Cap ex 46% 14% 44% 59%

June 30, 2008— 32

Portfolio Performance Summary

Gross investment and annualized cash rent in thousands

Number of Facilities Average Age Gross Investment Annualized Cash Rent/NOI Current Yield Occupancy EBITDARM Coverage

Owned Facilities

Assisted and independent living facilities 250 12 $1,700,744 $162,961 9.6% 83.6% 1.26x

Skilled nursing facilities 166 27 865,161 87,549 10.1% 82.5% 2.06x

Continuing care retirement communities 10 24 124,792 12,104 9.7% 84.5% 1.63x

Specialty hospitals 7 16 72,589 7,837 10.8% 71.8% 2.49x

Total senior housing and long-term care 433 18 2,763,286 270,451 9.8% 83.1% 1.57x

Triple-net medical office buildings 6 9 55,396 4,150 7.5% 84.9%

Total triple-net 439 2,818,682 274,601 9.7%

Multi-tenant medical office buildings 59 12 528,955 35,715 6.8% 91.9%

Total owned 498 17 3,347,637 310,315 9.3%

Mortgage Loans Receivable

Assisted and independent living facilities 9 12 47,555 5,374 11.3% 87.5% 1.39x

Skilled nursing facilities 20 34 62,483 8,240 13.2% 90.2% 2.27x

Continuing care retirement communities — 36 9,111 729 8.0% 92.4% 3.89x

Total mortgage loans receivable 29 25 119,149 14,343 12.0% 89.8% 2.10x

Assets Held for Sale 1 41 2,597 298 11.5% 88.0% 1.37x

Total NHP Consolidated Portfolio 528 17 $3,469,383 $324,956 9.4% 1.59x

Consolidated Portfolio by Type

Assisted and independent living facilities 259 12 $1,748,299 $169,455 9.7% 83.7% 1.25x

Skilled nursing facilities 186 28 927,644 96,044 10.4% 93.0% 2.10x

Continuing care retirement communities 10 25 133,903 12,833 9.6% 85.2% 1.75x

Specialty hospitals 7 16 72,589 7,837 10.8% 71.8% 2.49x

Total senior housing and long-term care 462 18 2,882,435 286,170 9.9% 83.4% 1.59x

Medical Office Buildings 65 9 584,351 39,864 6.8% 90.8%

Assets held for sale 1 41 2,597 298 11.5% 88.0% 1.37x

Total consolidated 528 17 3,469,383 326,332 9.4%

Unconsolidated JV Ownership

Assisted and independent living facilities 19 12 252,247 21,035 8.3% 86.8% 1.19x

Skilled nursing facilities 14 19 254,142 21,053 8.3% 91.4% 1.80x

Continuing care retirement communities 1 11 29,670 2,480 8.4% 89.8% 1.64x

Total JV owned 34 14 536,060 44,568 8.3% 89.0% 1.50x

Total Portfolio 562 17 $4,005,443 $369,524 9.2% 1.58x

* Medical office building cost per square foot and gross investment reflects total purchase price including amounts classified as other assets

June 30, 2008— 33

Portfolio Performance Summary (2)

Asset Type

(based on investment)

Independent and Assisted Living

50%

Skilled Nursing

27%

Other

6%

MOBs

17%

Pay Source

Medicaid

17%

Medicare

9%

Private Pay

74%

Locations

(based on revenue)

WA (4%)

CA (10%)

TX (14%)

WI (7%)

MA (6%)

Tenant/Operator

(based on revenue)

Top 5 = 39% Top 10 = 56% Top 15 = 64%

June 30, 2008— 34

Portfolio Performance Summary | Asset Class Composition Trends



6.0%
2.0%
30.0%
62.0%
7.0%
2.0%
30.0%
61.0%
7.0%
2.0%
29.0%
62.0%
7.0%
2.0%
28.0%
63.0%
6.0%
11.0%
27.0%
56.0%
6.0%
11.0%
27.0%
56.0%
6.0%
17.0%
27.0%
50.0%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
ALF
SNF
MOB
Other

Nationwide Health Properties
June 30, 2008— 35

Portfolio Performance Summary | Private Pay Composition Trends

12.0%

23.0%

65.0%

4Q06

11.0%

21.0%

68.0%

1Q07

11.0%

18.0%

71.0%

2Q07

11.0%

18.0%

71.0%

3Q07

10.0%

19.0%

71.0%

4Q07

10.0%

19.0%

71.0%

1Q08

9.3%

16.8%

74.0%

2Q08

Private

Medicaid

Medicare

June 30, 2008— 36

Portfolio Performance Summary | Top Tenant Concentration Trends

76% 67% 50%

4Q06

75% 65% 48%

1Q07

73% 65% 49%

2Q07

71% 64% 49%

3Q07

69% 61% 46%

4Q07

66% 57% 41%

1Q08

64% 56% 39%

2Q08

Top 5

Top 10

Top 15

June 30, 2008— 37

Consolidated Portfolio Performance by Asset Type (excluding MOBs)

SAME PROPERTY (PERFORMANCE) TOTAL

JUN 2008 MAR 2008 Q/Q Chg JUN 2007 Y/Y Chg JUN 2008 MAR 2008 JUN 2007

Assisted and independent living

Annualized Facility Revenue ($000s) $545,466 $543,048 0.4% $514,812 6.0% $600,234 $668,802 $670,703

Occupancy 84.5% 86.0% -1.6% 85.8% -1.4% 83.6% 84.9% 83.4%

Monthly revenue per occupied bed/unit $3,013 $3,005 0.3% $2,939 2.5% $2,976 $3,067 $2,993

Annualized Facility EBITDARM ($000s) $197,018 $197,208 -0.1% $194,771 1.2% $210,982 $239,724 $247,602

Facility EBITDARM % 36.1% 36.3% -0.2% 37.8% -1.7% 35.1% 35.8% 36.9%

NHP Annualized Cash Rent ($000s) $153,667 $151,676 1.3% $147,314 4.3% $169,455 $183,278 $184,580

Facility EBITDARM coverage 1.28x 1.30x -1.4% 1.32x -3.0% 1.25x 1.31x 1.34x

Facility EBITDAR coverage 1.10x 1.12x -1.5% 1.15x -3.7% 1.07x 1.13x 1.16x

Facility EBITDAR—Capex coverage 1.04x 1.06x -1.5% 1.08x -4.0% 1.00x 1.06x 1.10x

Skilled nursing facilities

Annualized Facility Revenues ($000s) $1,032,804 $1,022,424 1.0% $980,876 5.3% $1,223,861 $1,226,093 $1,382.137

Occupancy 82.6% 83.1% -0.6% 82.5% 0.1% 82.3% 82.8% 82.6%

Monthly revenue per occupied bed/unit $6,036 $5,934 1.7% $5,707 5.8% $6,011 $6,030 $5,543

Q-Mix (Private + Medicare) 46.0% 43.9% 2.1% 41.2% 4.8% 46.5% 44.1% 41.3%

Annualized Facility EBITDARM ($000s) $172,131 $171,229 0.5% $160,075 7.5% $202,033 $205,343 $224,680

16.7% 16.7% -0.1% 16.3% 0.3% 16.5% 16.7% 16.3%

NHP Annualized Cash Rent ($000s) $82,755 $82,165 0.7% $80,298 3.1% $96,044 $95,983 $106,508

Facility EBITDARM coverage 2.08x 2.08x -0.2% 1.99 4.3% 2.10x 2.14x 2.11x

Facility EBITDAR coverage 1.46x 1.46x -0.4% 1.38x 5.3% 1.47x 1.50x 1.46x

Facility EBITDAR—Capex coverage 1.37x 1.37x -0.4% 1.29x 5.8% 1.38x 1.41x 1.38x

June 30, 2008— 38

Consolidated Portfolio Performance (excluding MOBs)

	SAME PROPERTY (PERFORMANCE)					TOTAL		
	JUN 2008	MAR 2008	Q/Q Chg	JUN 2007	Y/Y Chg	JUN 2008	MAR 2008	JUN 2007
NHP Consolidated Portfolio (excluding MOBs)								
Annualized Facility Revenue ($000s)	$ 1,754,939	$ 1,737,441	1.0%	$ 1,661,453	5.6%	$ 2,004,567	$ 2,071,794	$ 2,239,431
Occupancy	83.8%	84.9%	-1.2%	84.4%	-0.6%	83.0%	84.3%	81.2%
Monthly revenue per occupied bed/unit	$ 4,675	$ 4,623	1.1%	4,478	4.4%	4,669	4,652	4,471
Annualized Facility EBITDARM ($000s)	$ 410,755	$ 408,331	0.6%	$ 393,610	4.4%	$ 454,754	$ 484,859	$ 514,207
Facility EBITDARM %	23.4%	23.5%	-0.1%	23.7%	-0.3%	22.7%	23.4%	23.0%
Total NHP Annualized Cash Rent ($000s)	$ 256,198	$ 253,996	0.9%	$ 248,101	3.3%	$ 285,829	$ 299,983	$ 314,625
NHP Rent (Payor Mix)								
Private	71.0%	69.8%	1.1%	69.4%	1.6%	70.2%	70.5%	68.5%
Medicare	10.4%	10.7%	-0.3%	11.0%	-0.6%	10.6%	10.4%	11.3%
Medicaid	18.5%	19.3%	-0.8%	19.5%	-0.9%	19.2%	19.0%	20.2%
Other	0.1%	0.2%	0.0%	0.1%	0.0%	0.1%	0.2%	0.1%
Total NHP Annualized Cash Rent	100.0%	100.0%		100.0%		100.0%	100.0%	100.0%
Facility EBITDARM coverage	1.60x	1.61x	-0.4%	1.59x	0.6%	1.59x	1.62x	1.64x
Facility EBITDAR coverage	1.26x	1.27x	-0.5%	1.26x	0.3%	1.24x	1.27x	1.28x
Facility EBITDAR - Capex coverage	1.19x	1.19x	-0.5%	1.18x	0.3%	1.17x	1.20x	1.22x

	ALF/ILF			SNF			Total		
Total Portfolio | Facility Payor Mix	JUN 2008	MAR 2008	JUN 2007	JUN 2008	MAR 2008	JUN 2007	JUN 2008	MAR 2008	JUN 2007
Private	99.0%	99.0%	98.9%	20.2%	17.4%	17.6%	49.1%	48.9%	45.8%
Medicare	0.1%	0.1%	0.3%	26.1%	26.9%	26.8%	17.7%	17.6%	18.4%
Medicaid	0.8%	0.9%	0.8%	53.3%	55.3%	55.3%	32.8%	33.2%	35.6%
Other	0.0%	0.0%	0.0%	0.3%	0.5%	0.3%	0.4%	0.3%	0.2%
Total Tenant Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Q-Mix (Private + Medicare)	99.1%	99.2%	99.3%	46.3%	44.2%	44.4%	66.8%	66.5%	64.2%

** Excludes assets held for sale, medical office buildings and JV assets*

Nationwide Health Properties
June 30, 2008— 39

Tenant Concentration

Gross investment and annualized cash rent in thousands

Tenant Concentration		Number of Facilities	Number of Beds/Units Inservice	Gross Investment	Percent by Investment	Annualized Cash Rent/NOI	Percent by Cash Rent	Average Age	Remaining Term	EBITDARM Coverage
1 Brookdale Senior Living	[A]	96	5,619	$ 464,195	*13.4%*	$ 51,116	*15.7%*	13	14.1	1.47x
2 Hearthstone Senior Services		32	3,122	431,297	*12.4%*	35,774	*11.0%*	9	13.0	1.17x
3 Wingate Healthcare		19	2,528	241,387	*7.0%*	20,238	*6.2%*	20	11.5	1.82x
4 Senior Services of America		17	1,258	119,939	*3.5%*	10,779	*3.3%*	14	13.0	1.15x
5 Laureate Group		9	1,526	118,946	*3.4%*	10,715	*3.3%*	15	4.6	1.43x
Top 5		173	14,053	1,375,764	*39.7%*	128,622	*39.4%*	13	13.6	1.41x
6 Carillon Assisted Living		9	928	105,847	*3.1%*	8,612	*2.6%*	7	13.5	1.35x
7 Beverly Enterprises		28	3,100	103,417	*3.0%*	14,364	*4.4%*	31	6.0	2.12x
8 Magnolia Health Systems		24	2,019	100,132	*2.9%*	9,263	*2.8%*	22	18.6	1.84x
9 Atria Senior Living		11	1,567	87,984	*2.5%*	15,115	*4.6%*	28	12.7	1.16x
10 Emeritus Corporation	[A]	6	533	70,177	*2.0%*	6,656	*2.0%*	10	8.3	1.14x
Top 10		251	22,200	1,843,321	*53.1%*	182,632	*56.0%*	15	14.0	1.45x
11 Nexion Health Management		19	2,144	63,000	*1.8%*	7,524	*2.3%*	24	4.4	2.06x
12 Primrose Retirement Associates		8	429	55,016	*1.6%*	4,377	*1.3%*	8	13.6	1.13x
13 Epic Group		7	892	52,367	*1.5%*	4,380	*1.3%*	35	7.8	1.99x
14 Trans Healthcare		7	1,062	46,676	*1.4%*	5,533	*1.7%*	40	1.8	0.79x
15 HEALTHSOUTH	[A]	2	120	45,645	*1.3%*	4,933	*1.5%*	17	5.7	1.25x
Top 15		294	26,847	2,106,024	*60.7%*	209,379	*64.2%*	16	12.8	1.46x
Assets Held For Sale		1	130	2,597	*0.1%*	298	*0.1%*	41	8.2	1.37x
Other - Senior Housing and Long-Term Care Tenants		168	13,989	776,411	*22.4%*	76,791	*23.5%*	21	11.4	2.00x
Medical Office Buildings		65		584,351	*16.8%*	39,864	*12.2%*	9		
Total NHP Consolidated Portfolio		**528**	**40,966**	**$ 3,469,383**	***100.0%***	**$ 326,332**	***100.0%***	**17**	**12.3**	**1.59x**

** Performance metrics exclude assets held for sale and JV assets*

[A] Public company tenant

Nationwide Health Properties

June 30, 2008— 40

Geographic Performance Metrics

Gross investment and annualized cash rent in thousands

	Number of Facilities	Number of Beds/Units Inservice	Gross Investment	Percent by Investment	Annualized Cash Rent	Percent by Cash Rent	Medicaid as Percent of Cash Rent [A]
1 Texas	59	5,935	$ 460,831	16.0%	$ 41,475	14.5%	3.5%
2 California	23	2,505	284,878	9.9%	$ 26,780	9.4%	1.5%
3 Massachusetts	19	2,421	215,769	7.5%	$ 18,422	6.4%	3.3%
4 Wisconsin	49	2,837	210,494	7.3%	$ 19,582	6.8%	1.4%
5 Washington	16	1,465	203,635	7.1%	$ 10,978	3.8%	0.7%
Top 5	166	15,163	1,375,607	47.7%	117,237	40.9%	10.5%
6 Tennessee	21	1,811	176,697	6.1%	$ 14,942	5.2%	1.4%
7 Florida	25	2,320	154,367	5.4%	$ 13,157	4.6%	1.5%
8 Indiana	29	1,829	133,650	4.6%	$ 8,628	3.0%	1.5%
9 Ohio	17	1,578	124,928	4.3%	$ 12,914	4.5%	1.3%
10 North Carolina	11	1,120	111,135	3.9%	$ 9,450	3.3%	0.5%
Top 10	269	23,821	2,076,383	72.0%	176,329	61.6%	16.6%
11 Michigan	15	1,072	106,027	3.7%	$ 10,023	3.5%	1.2%
12 New York	6	846	101,437	3.5%	$ 9,780	3.4%	1.2%
13 Missouri	16	1,130	95,476	3.3%	$ 5,392	1.9%	0.8%
14 Minnesota	13	889	64,404	2.2%	$ 5,542	1.9%	1.0%
15 Alabama	6	557	58,780	2.0%	$ 3,799	1.3%	0.0%
Top 15	325	28,315	2,502,507	86.7%	210,865	73.6%	20.9%
Other States	138	12,651	382,525	13.3%	75,603	26.4%	11.8%
Total	**463**	**40,966**	**$ 2,885,032**	**100.0%**	**$ 286,468**	**100.0%**	**32.6%**
Medical Office Buildings	65		584,351		39,864		
Total NHP Consolidated Portfolio	**528**		**3,469,383**		**326,332**		

** Performance metrics exclude assets held for sale, medical office buildings and JV assets*

[A] *Medicaid as a percent of cash rent represents an estimate of the portion of NHP's total senior housing and long-term care portfolio total rental income derived from the underlying Medicaid reimbursement of our tenants and borrowers (Medicaid income of our tenant divided by total income of our tenant multiplied by the rent or interest paid to NHP)*

Nationwide Health Properties

June 30, 2008— 41

Geographic Performance Metrics

Gross investment and annualized cash rent in thousands

	Number of Facilities	Number of Beds/Units Inservice	Gross Investment	Annualized Cash Rent	EBITDARM Coverage	Revenue per occupied bed/unit	Average Age	Remaining Term	% SNF by Cash Rent
1 Texas	59	5,935	$ 460,831	$ 41,475	1.70x	$ 4,369	14	8.7	*25.9%*
2 California	23	2,505	284,878	26,780	1.15x	5,498	12	10.5	*16.3%*
3 Massachusetts	19	2,421	215,769	18,422	1.88x	6,838	23	11.0	*82.3%*
4 Wisconsin	49	2,837	210,494	19,582	1.48x	3,186	17	10.5	*16.2%*
5 Washington	16	1,465	203,635	10,978	2.00x	5,050	18	16.2	*37.2%*
Top 5	166	15,163	1,375,607	117,237	1.59x	4,857	16	11.4	*32.0%*
6 Tennessee	21	1,811	176,697	14,942	1.07x	3,909	13	9.1	*16.1%*
7 Florida	25	2,320	154,367	13,157	1.90x	5,047	19	10.0	*21.0%*
8 Indiana	29	1,829	133,650	8,628	1.68x	4,499	19	16.5	*74.6%*
9 Ohio	17	1,578	124,928	12,914	1.01x	5,013	16	8.3	*23.4%*
10 North Carolina	11	1,120	111,135	9,450	1.46x	3,306	7	13.0	*3.7%*
Top 10	269	23,821	2,076,383	176,329	1.53x	4,719	16	11.4	*29.8%*
11 Michigan	15	1,072	106,027	10,023	1.65x	6,212	10	11.9	*6.0%*
12 New York	6	846	101,437	9,780	1.40x	6,516	16	9.9	*50.4%*
13 Missouri	16	1,130	95,476	5,392	1.97x	5,236	19	6.4	*99.0%*
14 Minnesota	13	889	64,404	5,542	1.36x	4,101	24	10.9	*40.3%*
15 Alabama	6	557	58,780	3,799	0.75x	2,331	7	9.7	*0.0%*
Top 15	325	28,315	2,502,507	210,865	1.52x	4,793	16	10.8	*31.1%*
Other States	138	12,651	382,525	75,603	1.80x	5,245	19	8.5	*24.9%*
Total	**463**	**40,966**	**$ 2,885,032**	**$ 286,468**	**1.59x**	**$ 4,669**	**17**	**12.3**	***29.5%***
Medical Office Buildings	65		584,351	39,864			9		
Total NHP Consolidated Portfolio	**528**		**3,469,383**	**326,332**			**17**		

** Performance metrics exclude assets held for sale, medical office buildings and JV assets*

Note: Lease terms for NHP facilties generally are between ten and fifteen years with renewal options, if exercised, that add ten to fifteen additional years. In general, NHP receives contractual rent escalators in the range of 1.5% to 2.5% for skilled nursing assets and 2.0% to 3.0% for assisted living assets

Nationwide Health Properties
June 30, 2008— 42

Unconsolidated JV Portfolio Performance Metrics

	Assisted and Independent Living JUN 2008	Skilled Nursing JUN 2008	CCRC JUN 2008	Total Portfolio JUN 2008
Unconsolidated JV Portfolio				
Annualized Facility Revenue ($000s)	$ 72,910	$ 153,909	$ 13,329	$ 240,148
Occupancy	*86.8%*	*91.4%*	*89.8%*	*89.0%*
Monthly revenue per occupied bed/unit	$ 3,596	$ 7,475	$ 7,965	$ 5,645
Q-Mix (Private + Medicare)	*98.5%*	*63.7%*	*100.0%*	*76.3%*
Annualized Facility EBITDARM ($000s)	$ 25,043	$ 37,916	$ 4,067	$ 67,026
Facility EBITDARM %	*34.3%*	*24.6%*	*30.5%*	*27.9%*
Total JV Annualized Cash Rent ($000s)	21,035	21,053	2,480	44,568
JV Rent (Payor Mix)				
Private	*98.5%*	*39.6%*	*72.0%*	*69.2%*
Medicare	*0.0%*	*24.1%*	*28.0%*	*12.9%*
Medicaid	*1.5%*	*36.3%*	*0.0%*	*17.8%*
Other	*0.0%*	*0.0%*	*0.0%*	*0.0%*
Total JV Annualized Cash Rent	*100.0%*	*100.0%*	*100.0%*	*100.0%*
Facility EBITDARM coverage	1.19x	1.80x	1.64x	1.50x
Facility EBITDAR coverage	1.02x	1.44x	1.37x	1.23x
Facility EBITDAR - Capex coverage	0.96x	1.41x	1.35x	1.19x

Nationwide Health Properties
June 30, 2008— 43

Medical Office Building Portfolio Performance Metrics

Gross investment dollars in thousands

Ownership	Number of Facilities	Gross Investment	Gross Investment per SQFT	Percent On Campus	Average Age	Rentable SQFT	Occupancy Current Year	Occupancy Prior Year	Occupancy Change
BROE I - 90%	20	$ 57,091	76	60.0%	20	752,793	85.3%	81.9%	3.4%
BROE II - 95%	16	94,945	170	100.0%	15	558,707	91.9%		
McShane - 95%	7	46,337	115	57.1%	15	404,227	89.0%		
NHP Multi-Tenant - 100%	16	330,582	346	75.0%	10	954,471	97.1%		
NHP Triple-Net - 100%	6	55,396	208	16.7%	9	265,784	84.9%		
Total MOB Portfolio	**65**	**$ 584,351**	**$ 199**	**69.2%**	**9**	**2,935,982**	**90.8%**		

	Annualized Revenue Current Year	Annualized Revenue Prior Year	Annualized Revenue % Change	Annualized Cash Rent/NOI Current Year	Annualized Cash Rent/NOI Prior Year	Annualized Cash Rent/NOI % Change	Operating Margin Current Year	Operating Margin Prior Year	Operating Margin Change
BROE I - 90%	$ 10,990	$ 11,018	-0.3%	$ 5,237	$ 4,767	9.9%	47.7%	43.3%	4.4%
BROE II - 95%	11,544			6,151			53.3%		
McShane - 95%	6,883			3,390			49.2%		
NHP Multi-Tenant - 100%	32,574			20,937			64.3%		
NHP Triple-Net - 100%	4,150			4,150					
Total MOB Portfolio	**$ 66,141**			**$ 39,864**			**57.6%**		

MOBs by state	Number of Facilities	Gross Investment	Percent by Investment	Gross Investment per SQFT	Building Square Feet	Percent by Square Feet
1 California	6	$ 137,365	23.5%	$ 406	337,983	11.5%
2 Washington	7	118,493	20.3%	$ 323	366,483	12.5%
3 Illinois	12	67,114	11.5%	$ 175	383,058	13.1%
4 Missouri	7	46,337	7.9%	$ 115	404,227	13.8%
5 Louisiana	8	31,403	5.4%	$ 82	384,588	13.1%
Top 5	40	400,711	68.6%	$ 214	1,876,339	63.9%
6 Oregon	1	33,205	5.7%	$ 317	104,856	3.6%
7 Texas	7	32,346	5.5%	$ 110	293,453	10.0%
8 Nevada	1	27,793	4.8%	$ 328	84,666	2.9%
9 South Carolina	2	16,362	2.8%	$ 149	109,704	3.7%
10 Alabama	1	16,706	2.9%	$ 273	61,219	2.1%
Top 10	52	527,123	90.2%	$ 208	2,530,237	86.2%
11 Indiana	4	15,725	2.7%	$ 282	55,814	1.9%
12 Ohio	1	13,519	2.3%	$ 202	66,776	2.3%
13 Georgia	3	10,051	1.7%	$ 82	123,294	4.2%
14 Florida	1	6,588	1.1%	$ 177	37,266	1.3%
15 Virginia	3	6,795	1.2%	$ 104	65,315	2.2%
Top 15	64	579,801	99.2%	$ 201	2,878,702	98.1%
Other States	1	4,550	0.8%	$ 79	57,280	2.0%
Medical Office Buildings	**65**	**$ 584,351**	**100.0%**	**$ 199**	**2,935,982**	**100.0%**

Nationwide Health Properties
June 30, 2008— 44

Portfolio Performance Measures Definitions

Annualized Cash Rent/NOI:

The most recent monthly total cash rent due from our tenants as of the end of the current reporting period multiplied by twelve. For our multi-tenant medical office building portfolio, NOI rather than cash rent is annualized. We use Annualized Cash Rent to calculate our EBITDARM, EBITDAR and EBITDAR –Capex coverages.

Facility EBITDAR:

Earnings before interest, taxes, depreciation, amortization and rent on an annualized basis. We believe EBITDAR is a good estimate of facility cash flows after payment of management fees. We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues) which we believe represents typical management fees for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR to calculate the EBITDAR (cash flow) coverage for our portfolio.

Facility EBITDAR Coverage:

Annualized EBITDAR divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations. EBITDAR Coverage of 1.0X would indicate the EBITDAR is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations. This is the mid-range coverage calculation we utilize.

Facility EBITDARM:

Earnings before interest, taxes, depreciation, amortization, rent and management fees on an annualized basis. We believe EBITDARM is a good estimate of facility cash flows before payment of management fees. We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues) which we believe represents typical management fees for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDARM. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDARM to calculate the EBITDARM (cash flow before management fee) coverage for our portfolio.

Facility EBITDARM Coverage:

Annualized EBITDARM divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations assuming it doesn’t have to pay its management fee. EBITDARM Coverage of 1.0X would indicate the EBITDARM is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations. This is the least restrictive coverage measure we utilize.

Facility EBITDAR—Capex:

Earnings before interest, taxes, depreciation, amortization and rent less minimum capital expenditures (capex) calculated on an annualized basis. We believe EBITDAR is a good estimate of facility cash flows after a reserve for minimum capital expenditures required to maintain a facility. We use a standardized imputed capital expenditure schedule in our calculations based on the type, size and age of each facility which we believe represents typical minimum capital expenditures for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR—Capex. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR—Capex to calculate the EBITDAR – Capex (cash flow after reserves for minimum capex requirements) coverage for our portfolio.

Facility EBITDAR—Capex Coverage:

Annualized EBITDAR—Capex divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations after it makes the minimum capital expenditures required to maintain the facility. EBITDAR

- Capex Coverage of 1.0X would indicate the EBITDAR—Capex is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations. This is the most restrictive coverage measure we utilize.

Facility Revenues:

The revenues generated by each individual facility on an annualized basis. We receive periodic facility financial information from our tenants that we utilize to calculate Facility Revenues. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.

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Portfolio Performance Measures Definitions (2)

Gross Investment:

We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets. Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.

Monthly Revenue per Occupied Bed/Unit:

For our senior housing and long-term care portfolio, monthly revenue per occupied bed or unit is derived by determining the monthly revenue generated by each individual facility divided by the total number of actual resident days for a 30-day month. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.

Occupancy:

For our senior housing and long-term care portfolio, occupancy represents a facility’s actual resident days (total number of beds or units occupied multiplied by the number of days in the period) divided by the total resident capacity (total number of beds or units in service for the period multiplied by the number of days in the period). For medical office buildings, facility occupancy represents the leased square feet divided by the total rentable square feet. In all cases (senior housing, long-term care and medical office buildings), the reporting period represents the month prior to quarter end. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.

NOI:

Net operating income (“NOI”) is a non-GAAP supplemental financial measure used to evaluate the operating performance of our facilities. We define NOI for our triple-net leases segment as rent revenues. For our multi-tenant leases segment, we define NOI as revenues minus medical office building operating expenses. In some cases, revenue for medical office buildings includes expense reimbursements for common area maintenance charges. NOI excludes interest expense and amortization of deferred financing costs, depreciation and amortization expense, general and administrative expense and discontinued operations. We present NOI as it effectively presents our portfolio on a “net” rent basis and provides relevant and useful information as

NOI (continued): it measures the operating performance at the facility level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties. Furthermore, we believe that NOI provides investors relevant and useful information because it measures the operating performance of our real estate at the property level on an unleveraged basis. We believe that net income is the GAAP measure that is most directly comparable to NOI. However, NOI should not be considered as an alternative to net income as the primary indicator of operating performance as it excludes the items described above. Additionally, NOI as presented above may not be comparable to other REITs or companies as their definitions of NOI may differ from ours.

Q-Mix:

For our long-term care portfolio, Q-Mix (abbreviation for Quality-Mix) refers to the combination of a Tenant’s private and medicare revenues as a percentage of total revenues. As private and medicare rates are generally higher at long-term care facilities, Tenants can oftentimes improve margins by selectively targeting medicare and private-pay residents. As such, an increase in the Q-Mix generally results in a corresponding increase in a Tenant’s total revenues.

Rentable Square Feet:

For our medical office building portfolio, rentable square feet represents the area measured to the inside finished surface of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor. An add-on or load factor is used to charge the tenant for a percentage of the common areas, so that the total rentable square footage for the building is equal to sum of each floor’s rentable area.

Same Property (Performance):

Results shown under the Same Property caption present the financial or other performance measures for only those facilities that were in our portfolio for more than twelve month at the end of all periods presented.

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